EXHIBIT 99

                                                      Banc of America Securities
                                                              [GRAPHIC OMMITTED]
All Information is Preliminary and Subject to Change

Transaction
-----------

      Issuer C-BASS Mortgage Loan Asset-Backed Certificates
      Series 2004-CB1

  Collateral approx $424 Million of Home Equity Mortgage Loans

    Servicer Litton Loan Servicing LP, a subsidiary of the Seller.

Rating AgenciS&P, Moody's and Fitch

Structure
-------------

Credit Support
          1- Excess Interest
          2- Overcollateralization
          3- Subordination

             -------------------------------------------------------------------------------------------------
                Class        S&P     Moody's   Fitch    Cpn Type     Amount    Initial SInitial C/Stepdown C/E
             -------------------------------------------------------------------------------------------------
               Seniors       AAA       Aaa      AAA    Fixed/Float 343,633,000  81.00%   19.00%    38.00%
                 M-1         AA        Aa2       AA       Float    24,394,000   5.75%    13.25%    26.50%
                 M-2          A        A2        A        Float    21,212,000   5.00%     8.25%    16.50%
                 M-3         A-        A3        A-       Float     6,364,000   1.50%     6.75%    13.50%
                 B-1        BBB+      Baa1      BBB+      Float     5,303,000   1.25%     5.50%    11.00%
                 B-2         BBB      Baa2      BBB       Float     5,303,000   1.25%     4.25%     8.50%
                 B-3        BBB-      Baa3      BBB-      Float     5,303,000   1.25%     3.00%     6.00%
                 B-4         BB       Baa2       BB       Float     8,485,000   2.00%     1.00%     2.00%
                  OC          -         -        -          -       4,241,504   1.00%       -         -
             -------------------------------------------------------------------------------------------------

            After the Stepdown Date the subordinates may receive principal payments OC is fully funded at 1.00% of original pool balance

Trigger Event

            A Trigger Event exists with respect to any Distribution Date on or after the Stepdown Date if either:

            (i) The "Rolling Six Month 60+ Delinquency Percentage" equals or exceeds [40%] of the Senior Enhancement Percentage; or

            (ii) during such period the Cumulative Realized Loss Percentage exceeds the values defined below:

             Distribution Date              Cumulative Realized Loss Percentage
             -----------------              -----------------------------------
             February 2007 - January 2008           [2.50]%
             February 2008 - January 2009           [4.00]%
             February 2009 - January 2010           [5.20]%
             February 2010 and thereafter           [5.50]%


Loss Coverage                                          First Principal Loss
-------------                        --------------------------------------------------------

                                         45% Severity                           50% Severity

                               Fwd LIBOR         Fwd LIBOR + 150         Fwd LIBOR         Fwd LIBOR + 150
            -------------------------------------------------------------------------------------------------
                Class         CDR    Cum Loss    CDR     Cum Loss       CDR     Cum Loss    CDR    Cum Loss
            -------------------------------------------------------------------------------------------------
                 M-2         14.3%    15.3%     12.4%      13.8%       12.6%     15.5%     11.0%     14.0%
                 M-3         12.5%    13.9%     10.7%      12.3%       11.1%     14.1%     9.5%      12.5%
                 B-1         11.1%    12.7%     9.4%       11.1%       9.9%      12.9%     8.3%      11.2%
                 B-2         9.8%     11.5%     8.1%       9.9%        8.7%      11.6%     7.2%      10.0%
                 B-3         8.5%     10.3%     6.9%       8.7%        7.6%      10.4%     6.2%      8.8%
            -------------------------------------------------------------------------------------------------

             6 month lag in recoveries
             Trigger failing
             Run to maturity
             Defaults are in addition to prepayments
             Run at Pricing Speed


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                                      Banc of America Securities
                                                              [GRAPHIC OMMITTED]
All Information is Preliminary and Subject to Change


    Issuer CBass 2004-CB1


Excess Spread
-------------------------------------------------------

-----------------------------------------------------------------    ---------------------------------------------------------------
                      Forward  Forward+150   Forward    Forward                          Forward    Forward+150    Forward   Forward
  Period    Paydate  XS Spread  XS Spread    1m LIBOR  6m LIBOR       Period   Paydate  XS Spread    XS Spread    1m LIBOR  6m LIBOR
-----------------------------------------------------------------    ---------------------------------------------------------------
    1      2/25/2004    570        521         1.10      1.17           46    11/25/2007   321          260         4.56      4.68
    2      3/25/2004    500        392         1.12      1.21           47    12/25/2007   334          277         4.62      4.71
    3      4/25/2004    489        374         1.14      1.25           48    1/25/2008    319          260         4.69      4.74
    4      5/25/2004    491        380         1.16      1.31           49    2/25/2008    330          271         4.59      4.77
    5      6/25/2004    480        366         1.23      1.39           50    3/25/2008    358          306         4.64      4.83
    6      7/25/2004    481        370         1.27      1.47           51    4/25/2008    329          274         4.70      4.88
    7      8/25/2004    471        357         1.32      1.56           52    5/25/2008    349          299         4.75      4.93
    8      9/25/2004    465        350         1.39      1.67           53    6/25/2008    334          282         4.80      4.99
    9      10/25/2004   464        352         1.47      1.79           54    7/25/2008    346          299         4.86      5.04
    10     11/25/2004   442        328         1.65      1.93           55    8/25/2008    332          283         4.91      5.09
    11     12/25/2004   443        331         1.72      2.03           56    9/25/2008    331          284         4.96      5.10
    12     1/25/2005    432        317         1.77      2.15           57    10/25/2008   345          302         5.01      5.10
    13     2/25/2005    410        297         2.03      2.28        ---------------------------------------------------------------
    14     3/25/2005    424        319         2.12      2.38
    15     4/25/2005    393        280         2.22      2.48
    16     5/25/2005    392        282         2.32      2.58
    17     6/25/2005    375        263         2.41      2.67
    18     7/25/2005    374        265         2.52      2.77
    19     8/25/2005    357        247         2.61      2.87
    20     9/25/2005    348        239         2.71      2.96
    21     10/25/2005   350        243         2.80      3.04
    22     11/25/2005   388        308         2.90      3.13
    23     12/25/2005   393        316         2.99      3.22
    24     1/25/2006    373        294         3.09      3.30
    25     2/25/2006    366        287         3.15      3.39
    26     3/25/2006    391        319         3.23      3.48
    27     4/25/2006    347        269         3.32      3.57
    28     5/25/2006    368        306         3.41      3.65
    29     6/25/2006    347        284         3.49      3.74
    30     7/25/2006    349        288         3.58      3.83
    31     8/25/2006    327        265         3.67      3.91
    32     9/25/2006    316        255         3.76      3.96
    33     10/25/2006   329        267         3.84      4.01
    34     11/25/2006   324        259         3.92      4.05
    35     12/25/2006   328        265         4.01      4.09
    36     1/25/2007    302        239         4.09      4.13
    37     2/25/2007    309        244         3.96      4.17
    38     3/25/2007    344        280         4.03      4.24
    39     4/25/2007    306        236         4.09      4.30
    40     5/25/2007    335        267         4.16      4.37
    41     6/25/2007    318        249         4.23      4.44
    42     7/25/2007    332        266         4.30      4.51
    43     8/25/2007    315        248         4.36      4.57
    44     9/25/2007    313        247         4.43      4.61
    45     10/25/2007   326        266         4.50      4.64


Run at 150% of the Pricing Speed

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                                      Banc of America Securities
                                                              [GRAPHIC OMMITTED]
All Information is Preliminary and Subject to Change

    Issuer CBass 2004-CB1


Excess Spread
------------------------------------------------------

----------------------------------------------------------------     --------------------------------------------------------------
                       Static    Forward    Forward    Forward                             Static    Forward   Forward    Forward
  Period    Paydate   XS Spread XS Spread   1m LIBOR  6m LIBOR        Period   Paydate   XS Spread  XS Spread  1m LIBOR  6m LIBOR
----------------------------------------------------------------     --------------------------------------------------------------
    1      2/25/2004     570       570        1.10      1.17            46    11/25/2007    475        352       4.56      4.68
    2      3/25/2004     502       501        1.12      1.21            47    12/25/2007    480        360       4.62      4.71
    3      4/25/2004     493       490        1.14      1.25            48    1/25/2008     475        343       4.69      4.74
    4      5/25/2004     497       493        1.16      1.31            49    2/25/2008     474        349       4.59      4.77
    5      6/25/2004     492       482        1.23      1.39            50    3/25/2008     484        372       4.64      4.83
    6      7/25/2004     496       483        1.27      1.47            51    4/25/2008     473        342       4.70      4.88
    7      8/25/2004     491       474        1.32      1.56            52    5/25/2008     478        359       4.75      4.93
    8      9/25/2004     490       468        1.39      1.67            53    6/25/2008     473        342       4.80      4.99
    9      10/25/2004    494       467        1.47      1.79            54    7/25/2008     477        351       4.86      5.04
    10     11/25/2004    489       446        1.65      1.93            55    8/25/2008     472        334       4.91      5.09
    11     12/25/2004    493       447        1.72      2.03            56    9/25/2008     472        330       4.96      5.10
    12     1/25/2005     488       437        1.77      2.15            57    10/25/2008    477        342       5.01      5.10
    13     2/25/2005     487       416        2.03      2.28            58    11/25/2008    472        333       5.06      5.11
    14     3/25/2005     500       429        2.12      2.38            59    12/25/2008    477        344       5.11      5.11
    15     4/25/2005     486       400        2.22      2.48            60    1/25/2009     472        328       5.16      5.11
    16     5/25/2005     490       399        2.32      2.58            61    2/25/2009     472        342       4.96      5.11
    17     6/25/2005     485       383        2.41      2.67            62    3/25/2009     487        381       5.00      5.15
    18     7/25/2005     489       383        2.52      2.77            63    4/25/2009     472        337       5.04      5.19
    19     8/25/2005     484       368        2.61      2.87            64    5/25/2009     477        351       5.08      5.23
    20     9/25/2005     483       359        2.71      2.96            65    6/25/2009     472        336       5.12      5.27
    21     10/25/2005    487       362        2.80      3.04            66    7/25/2009     477        347       5.16      5.31
    22     11/25/2005    482       405        2.90      3.13            67    8/25/2009     472        332       5.19      5.35
    23     12/25/2005    487       411        2.99      3.22            68    9/25/2009     473        330       5.23      5.35
    24     1/25/2006     482       393        3.09      3.30            69    10/25/2009    478        342       5.27      5.36
    25     2/25/2006     481       388        3.15      3.39            70    11/25/2009    473        332       5.30      5.36
    26     3/25/2006     495       411        3.23      3.48            71    12/25/2009    478        344       5.34      5.36
    27     4/25/2006     479       372        3.32      3.57            72    1/25/2010     473        329       5.38      5.36
    28     5/25/2006     484       394        3.41      3.65            73    2/25/2010     473        340       5.22      5.36
    29     6/25/2006     478       376        3.49      3.74            74    3/25/2010     488        380       5.25      5.39
    30     7/25/2006     482       379        3.58      3.83            75    4/25/2010     474        337       5.28      5.42
    31     8/25/2006     476       360        3.67      3.91            76    5/25/2010     478        351       5.31      5.45
    32     9/25/2006     475       352        3.76      3.96            77    6/25/2010     474        337       5.34      5.47
    33     10/25/2006    482       366        3.84      4.01            78    7/25/2010     479        349       5.37      5.50
    34     11/25/2006    476       366        3.92      4.05            79    8/25/2010     474        335       5.40      5.53
    35     12/25/2006    481       371        4.01      4.09            80    9/25/2010     474        334       5.43      5.54
    36     1/25/2007     474       350        4.09      4.13            81    10/25/2010    479        346       5.45      5.54
    37     2/25/2007     473       358        3.96      4.17            82    11/25/2010    475        337       5.48      5.55
    38     3/25/2007     493       395        4.03      4.24            83    12/25/2010    480        349       5.50      5.55
    39     4/25/2007     478       356        4.09      4.30            84    1/25/2011     475        335       5.53      5.56
    40     5/25/2007     484       378        4.16      4.37            85    2/25/2011     475        342       5.44      5.56
    41     6/25/2007     478       361        4.23      4.44            86    3/25/2011     489        384       5.44      5.56
    42     7/25/2007     482       370        4.30      4.51            87    4/25/2011     476        344       5.44      5.56
    43     8/25/2007     476       353        4.36      4.57            88    5/25/2011     481        359       5.44      5.56
    44     9/25/2007     476       348        4.43      4.61            89    6/25/2011     476        347       0.00      0.00
    45     10/25/2007    481       357        4.50      4.64            90    7/25/2011     481        361       0.00      0.00


Run at the Pricing Speed



This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                                      Banc of America Securities
                                                               [GRAPHIC OMITTED]
All Information is Preliminary and Subject to Change


Transaction
-------------------------

                  Issuer C-BASS Mortgage Loan Asset-Backed Certificates

                  Series 2004-CB1

              Collateral approx $424 Million of Home Equity Mortgage Loans

                Servicer Litton Loan Servicing LP, a subsidiary of the Seller.

         Rating Agencies S&P, Moody's and Fitch

Structure
-------------------------

Credit Support

                      1- Excess Interest
                      2- Overcollateralization
                      3- Subordination

                         -----------------------------------------------------------------------------------------------------------
                                                                                                                          Stepdown
                               Class     S&P    Moody's   Fitch     Cpn Type      Amount    Initial Size   Initial C/E      C/E
                         -----------------------------------------------------------------------------------------------------------
                              Seniors    AAA      Aaa      AAA    Fixed/Float  343,633,000    81.00%         19.00%        38.00%
                                M-1       AA      Aa2       AA       Float      24,394,000     5.75%         13.25%        26.50%
                                M-2       A       A2        A        Float      21,212,000     5.00%          8.25%        16.50%
                                M-3       A-      A3        A-       Float       6,364,000     1.50%          6.75%        13.50%
                                B-1      BBB+    Baa1      BBB+      Float       5,303,000     1.25%          5.50%        11.00%
                                B-2      BBB     Baa2      BBB       Float       5,303,000     1.25%          4.25%        8.50%
                                B-3      BBB-    Baa3      BBB-      Float       5,303,000     1.25%          3.00%        6.00%
                                B-4       BB     Baa2       BB       Float       8,485,000     2.00%          1.00%        2.00%
                                OC        -        -        -          -         4,241,504     1.00%            -            -
                         -----------------------------------------------------------------------------------------------------------

                         After the Stepdown Date the subordinates may receive principal payments
                         OC is fully funded at 1.00% of original pool balance

Trigger Event            A Trigger Event exists with respect to any
                         Distribution Date on or after the Stepdown Date if either: (i) The "Rolling Six Month 60+ Delinquency
                         Percentage" equals or exceeds [40%] of the Senior
                         Enhancement Percentage; or (ii) during such period the Cumulative Realized Loss Percentage exceeds the values defined below:

                         Distribution Dates                             Cumulative Realized Loss Percentage
                                                                        -----------------------------------
                         February 2007 - January 2008                                  [2.50]%
                         February 2008 - January 2009                                  [4.00]%
                         February 2009 - January 2010                                  [5.20]%
                         February 2010 and thereafter                                  [5.50]%


Loss Coverage                                                           First Principal Loss
-------------------------             ----------------------------------------------------------------------------------------------

                                                       45% Severity                                 50% Severity

                                              Fwd LIBOR         Fwd LIBOR + 150            Fwd LIBOR          Fwd LIBOR + 150
                         ----------------------------------------------------------------------------------------------------------
                               Class      CDR      Cum Loss      CDR      Cum Loss      CDR      Cum Loss      CDR      Cum Loss
                         ----------------------------------------------------------------------------------------------------------
                                M-2      14.3%       15.3%      12.4%      13.8%       12.6%       15.5%      11.0%      14.0%
                                M-3      12.5%       13.9%      10.7%      12.3%       11.1%       14.1%      9.5%       12.5%
                                B-1      11.1%       12.7%       9.4%      11.1%       9.9%        12.9%      8.3%       11.2%
                                B-2       9.8%       11.5%       8.1%       9.9%       8.7%        11.6%      7.2%       10.0%
                                B-3       8.5%       10.3%       6.9%       8.7%       7.6%        10.4%      6.2%        8.8%
                         ----------------------------------------------------------------------------------------------------------

                         6 month lag in recoveries
                         Trigger failing
                         Run to maturity
                         Defaults are in addition to prepayments
                         Run at Pricing Speed

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                                      Banc of America Securities
                                                               [GRAPHIC OMITTED]
All Information is Preliminary and Subject to Change


       Issuer CBass 2004-CB1

Excess Spread
--------------------------------------------------------

----------------------------------------------------------------------------------------
                               Forward       Forward+150       Forward       Forward
   Period        Paydate      XS Spread       XS Spread       1m LIBOR      6m LIBOR
----------------------------------------------------------------------------------------
      1         2/25/2004        570             521            1.10          1.17
      2         3/25/2004        500             392            1.12          1.21
      3         4/25/2004        489             374            1.14          1.25
      4         5/25/2004        491             380            1.16          1.31
      5         6/25/2004        480             366            1.23          1.39
      6         7/25/2004        481             370            1.27          1.47
      7         8/25/2004        471             357            1.32          1.56
      8         9/25/2004        465             350            1.39          1.67
      9        10/25/2004        464             352            1.47          1.79
     10        11/25/2004        442             328            1.65          1.93
     11        12/25/2004        443             331            1.72          2.03
     12         1/25/2005        432             317            1.77          2.15
     13         2/25/2005        410             297            2.03          2.28
     14         3/25/2005        424             319            2.12          2.38
     15         4/25/2005        393             280            2.22          2.48
     16         5/25/2005        392             282            2.32          2.58
     17         6/25/2005        375             263            2.41          2.67
     18         7/25/2005        374             265            2.52          2.77
     19         8/25/2005        357             247            2.61          2.87
     20         9/25/2005        348             239            2.71          2.96
     21        10/25/2005        350             243            2.80          3.04
     22        11/25/2005        388             308            2.90          3.13
     23        12/25/2005        393             316            2.99          3.22
     24         1/25/2006        373             294            3.09          3.30
     25         2/25/2006        366             287            3.15          3.39
     26         3/25/2006        391             319            3.23          3.48
     27         4/25/2006        347             269            3.32          3.57
     28         5/25/2006        368             306            3.41          3.65
     29         6/25/2006        347             284            3.49          3.74
     30         7/25/2006        349             288            3.58          3.83
     31         8/25/2006        327             265            3.67          3.91
     32         9/25/2006        316             255            3.76          3.96
     33        10/25/2006        329             267            3.84          4.01
     34        11/25/2006        324             259            3.92          4.05
     35        12/25/2006        328             265            4.01          4.09
     36         1/25/2007        302             239            4.09          4.13
     37         2/25/2007        309             244            3.96          4.17
     38         3/25/2007        344             280            4.03          4.24
     39         4/25/2007        306             236            4.09          4.30
     40         5/25/2007        335             267            4.16          4.37
     41         6/25/2007        318             249            4.23          4.44
     42         7/25/2007        332             266            4.30          4.51
     43         8/25/2007        315             248            4.36          4.57
     44         9/25/2007        313             247            4.43          4.61
     45        10/25/2007        326             266            4.50          4.64
     46        11/25/2007        321             260            4.56          4.68
     47        12/25/2007        334             277            4.62          4.71
     48         1/25/2008        319             260            4.69          4.74
     49         2/25/2008        330             271            4.59          4.77
     50         3/25/2008        358             306            4.64          4.83
     51         4/25/2008        329             274            4.70          4.88
     52         5/25/2008        349             299            4.75          4.93
     53         6/25/2008        334             282            4.80          4.99
     54         7/25/2008        346             299            4.86          5.04
     55         8/25/2008        332             283            4.91          5.09
     56         9/25/2008        331             284            4.96          5.10
     57        10/25/2008        345             302            5.01          5.10
-----------------------------------------------------------------------------------------

Run at 150% of the Pricing Speed


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                                      Banc of America Securities
                                                               [GRAPHIC OMITTED]
All Information is Preliminary and Subject to Change


Transaction
-------------------------

                  Issuer C-BASS Mortgage Loan Asset-Backed Certificates

                  Series 2004-CB1

              Collateral approx $424 Million of Home Equity Mortgage Loans

                Servicer Litton Loan Servicing LP, a subsidiary of the Seller.

         Rating Agencies S&P, Moody's and Fitch

Structure
-------------------------

Credit Support

                      1- Excess Interest
                      2- Overcollateralization
                      3- Subordination

                         ----------------------------------------------------------------------------------------------------------
                            Class    S&P   Moody's    Fitch      Cpn Type       Amount     Initial Size   Initial C/E  Stepdown C/E
                         ----------------------------------------------------------------------------------------------------------
                           Seniors   AAA     Aaa       AAA     Fixed/Float   343,633,000      81.00%         19.00%       38.00%
                             M-1      AA     Aa2        AA        Float       24,394,000       5.75%         13.25%       26.50%
                             M-2      A      A2         A         Float       21,212,000       5.00%          8.25%       16.50%
                             M-3      A-     A3         A-        Float        6,364,000       1.50%          6.75%       13.50%
                             B-1     BBB+   Baa1       BBB+       Float        5,303,000       1.25%          5.50%       11.00%
                             B-2     BBB    Baa2       BBB        Float        5,303,000       1.25%          4.25%        8.50%
                             B-3     BBB-   Baa3       BBB-       Float        5,303,000       1.25%          3.00%        6.00%
                             B-4      BB    Baa2        BB        Float        8,485,000       2.00%          1.00%        2.00%
                             OC       -       -         -           -          4,241,504       1.00%            -            -
                         ----------------------------------------------------------------------------------------------------------

                         After the Stepdown Date the subordinates may receive principal payments OC is fully funded at 1.00% of original pool balance

Trigger Event            A Trigger Event exists with respect to any Distribution
                         Date on or after the Stepdown Date if either:

                         (i) The "Rolling Six Month 60+ Delinquency Percentage" equals or exceeds [40%] of the Senior Enhancement Percentage; or

                         (ii) during such period the Cumulative Realized Loss Percentage exceeds the values defined below:

                         Distribution Dates                             Cumulative Realized Loss Percentage
                                                                        -----------------------------------
                         February 2007 - January 2008                                  [2.50]%
                         February 2008 - January 2009                                  [4.00]%
                         February 2009 - January 2010                                  [5.20]%
                         February 2010 and thereafter                                  [5.50]%


Loss Coverage                                                First Principal Loss
-------------------------                  ---------------------------------------------------------
                                                  Static LIBOR                  Fwd LIBOR

                         ---------------------------------------------------------------------------
                               Class           CDR        Cum Loss        CDR          Cum Loss
                         ---------------------------------------------------------------------------
                                M-1           25.4%         19.7%        22.6%          18.4%
                                M-2           17.7%         15.7%        14.8%          13.9%
                                M-3           15.7%         14.5%        12.8%          12.5%
                                B-1           14.1%         13.4%        11.2%          11.3%
                                B-2           12.5%         12.3%         9.6%          10.1%
                                B-3           10.8%         11.0%         8.2%           8.9%
                                B-4        not offered
                         ---------------------------------------------------------------------------

                         40% loss severity
                         12 month lag in recoveries
                         Trigger failing
                         Run to maturity
                         Defaults are in addition to prepayments
                         Run at Pricing Speed


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                                      Banc of America Securities
                                                               [GRAPHIC OMITTED]
All Information is Preliminary and Subject to Change


       Issuer CBass 2004-CB1

Excess Spread
------------------------------------------------------

---------------------------------------------------------------------------------------
                                 Static        Forward       Forward        Forward
   Period        Paydate       XS Spread      XS Spread      1m LIBOR      6m LIBOR
---------------------------------------------------------------------------------------
      1         2/25/2004         570            570           1.10          1.17
      2         3/25/2004         502            501           1.12          1.21
      3         4/25/2004         493            490           1.14          1.25
      4         5/25/2004         497            493           1.16          1.31
      5         6/25/2004         492            482           1.23          1.39
      6         7/25/2004         496            483           1.27          1.47
      7         8/25/2004         491            474           1.32          1.56
      8         9/25/2004         490            468           1.39          1.67
      9         10/25/2004        494            467           1.47          1.79
     10         11/25/2004        489            446           1.65          1.93
     11         12/25/2004        493            447           1.72          2.03
     12         1/25/2005         488            437           1.77          2.15
     13         2/25/2005         487            416           2.03          2.28
     14         3/25/2005         500            429           2.12          2.38
     15         4/25/2005         486            400           2.22          2.48
     16         5/25/2005         490            399           2.32          2.58
     17         6/25/2005         485            383           2.41          2.67
     18         7/25/2005         489            383           2.52          2.77
     19         8/25/2005         484            368           2.61          2.87
     20         9/25/2005         483            359           2.71          2.96
     21         10/25/2005        487            362           2.80          3.04
     22         11/25/2005        482            405           2.90          3.13
     23         12/25/2005        487            411           2.99          3.22
     24         1/25/2006         482            393           3.09          3.30
     25         2/25/2006         481            388           3.15          3.39
     26         3/25/2006         495            411           3.23          3.48
     27         4/25/2006         479            372           3.32          3.57
     28         5/25/2006         484            394           3.41          3.65
     29         6/25/2006         478            376           3.49          3.74
     30         7/25/2006         482            379           3.58          3.83
     31         8/25/2006         476            360           3.67          3.91
     32         9/25/2006         475            352           3.76          3.96
     33         10/25/2006        482            366           3.84          4.01
     34         11/25/2006        476            366           3.92          4.05
     35         12/25/2006        481            371           4.01          4.09
     36         1/25/2007         474            350           4.09          4.13
     37         2/25/2007         473            358           3.96          4.17
     38         3/25/2007         493            395           4.03          4.24
     39         4/25/2007         478            356           4.09          4.30
     40         5/25/2007         484            378           4.16          4.37
     41         6/25/2007         478            361           4.23          4.44
     42         7/25/2007         482            370           4.30          4.51
     43         8/25/2007         476            353           4.36          4.57
     44         9/25/2007         476            348           4.43          4.61
     45         10/25/2007        481            357           4.50          4.64
     46         11/25/2007        475            352           4.56          4.68
     47         12/25/2007        480            360           4.62          4.71
     48          1/25/2008        475            343           4.69          4.74
     49          2/25/2008        474            349           4.59          4.77
     50          3/25/2008        484            372           4.64          4.83
     51          4/25/2008        473            342           4.70          4.88
     52          5/25/2008        478            359           4.75          4.93
     53          6/25/2008        473            342           4.80          4.99
     54          7/25/2008        477            351           4.86          5.04
     55          8/25/2008        472            334           4.91          5.09
     56          9/25/2008        472            330           4.96          5.10
     57         10/25/2008        477            342           5.01          5.10
     58         11/25/2008        472            333           5.06          5.11
     59         12/25/2008        477            344           5.11          5.11
     60          1/25/2009        472            328           5.16          5.11
     61          2/25/2009        472            342           4.96          5.11
     62          3/25/2009        487            381           5.00          5.15
     63          4/25/2009        472            337           5.04          5.19
     64          5/25/2009        477            351           5.08          5.23
     65          6/25/2009        472            336           5.12          5.27
     66          7/25/2009        477            347           5.16          5.31
     67          8/25/2009        472            332           5.19          5.35
     68          9/25/2009        473            330           5.23          5.35
     69         10/25/2009        478            342           5.27          5.36
     70         11/25/2009        473            332           5.30          5.36
     71         12/25/2009        478            344           5.34          5.36
     72          1/25/2010        473            329           5.38          5.36
     73          2/25/2010        473            340           5.22          5.36
     74          3/25/2010        488            380           5.25          5.39
     75          4/25/2010        474            337           5.28          5.42
     76          5/25/2010        478            351           5.31          5.45
     77          6/25/2010        474            337           5.34          5.47
     78          7/25/2010        479            349           5.37          5.50
     79          8/25/2010        474            335           5.40          5.53
     80          9/25/2010        474            334           5.43          5.54
     81         10/25/2010        479            346           5.45          5.54
     82         11/25/2010        475            337           5.48          5.55
     83         12/25/2010        480            349           5.50          5.55
     84          1/25/2011        475            335           5.53          5.56
     85          2/25/2011        475            342           5.44          5.56
     86          3/25/2011        489            384           5.44          5.56
     87          4/25/2011        476            344           5.44          5.56
     88          5/25/2011        481            359           5.44          5.56
     89          6/25/2011        476            347           0.00          0.00
     90          7/25/2011        481            361           0.00          0.00
-------------------------------------------------------------------------------------

Run at the Pricing Speed


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                                      Banc of America Securities
                                                               [GRAPHIC OMITTED]
All Information is Preliminary and Subject to Change


Transaction
--------------------------

                   Issuer C-BASS Mortgage Loan Asset-Backed Certificates

                   Series 2004-CB1

               Collateral approx $424 Million of Home Equity Mortgage Loans

                 Servicer Litton Loan Servicing LP, a subsidiary of the Seller.

          Rating Agencies S&P, Moody's and Fitch

Structure
--------------------------

Credit Support

                       1- Excess Interest
                       2- Overcollateralization
                       3- Subordination

                          ---------------------------------------------------------------------------------------------------------
                             Class     S&P    Moody's   Fitch    Cpn Type      Amount     Initial Size  Initial C/E     Stepdown C/E
                          ---------------------------------------------------------------------------------------------------------
                            Seniors    AAA      Aaa      AAA   Fixed/Float  343,633,000      81.00%       19.00%        38.00%
                              M-1      AA       Aa2      AA       Float      24,394,000      5.75%        13.25%        26.50%
                              M-2       A       A2        A       Float      21,212,000      5.00%         8.25%        16.50%
                              M-3      A-       A3       A-       Float       6,364,000      1.50%         6.75%        13.50%
                              B-1     BBB+     Baa1     BBB+      Float       5,303,000      1.25%         5.50%        11.00%
                              B-2      BBB     Baa2      BBB      Float       5,303,000      1.25%         4.25%         8.50%
                              B-3     BBB-     Baa3     BBB-      Float       5,303,000      1.25%         3.00%         6.00%
                              B-4      BB      Baa2      BB       Float       8,485,000      2.00%         1.00%         2.00%
                              OC        -        -        -         -         4,241,504      1.00%           -             -
                          ---------------------------------------------------------------------------------------------------------

                          After the Stepdown Date the subordinates may receive principal payments OC is fully funded at 1.00% of original pool balance

Trigger Event             A Trigger Event exists with respect to any
                          Distribution Date on or after the Stepdown Date if either: (i) The "Rolling Six Month 60+ Delinquency
                          Percentage" equals or exceeds [40%] of the Senior
                          Enhancement Percentage; or (ii) during such period the Cumulative Realized Loss Percentage exceeds the values defined below:

                          Distribution Dates                               Cumulative Realized Loss Percentage
                                                                           -----------------------------------
                          February 2007 - January 2008                                    [2.50]%
                          February 2008 - January 2009                                    [4.00]%
                          February 2009 - January 2010                                    [5.20]%
                          February 2010 and thereafter                                    [5.50]%


Loss Coverage                                  First Principal Loss
--------------------------                  -----------------------------------------------------------
                                                    80% Pricing                 100% Pricing
                          -----------------------------------------------------------------------------
                                Class            CDR        Cum Loss         CDR         Cum Loss
                          -----------------------------------------------------------------------------
                                 M-1            19.4%         19.1%         21.4%          17.8%
                                 M-2            12.7%         14.6%         13.7%          13.2%
                                 M-3            11.0%         13.2%         11.7%          11.7%
                                 B-1             9.6%         11.9%         10.1%          10.5%
                                 B-2             8.3%         10.7%          8.6%           9.2%
                          -----------------------------------------------------------------------------


                          40% loss severity
                          12 month lag in recoveries
                          Trigger failing
                          Run to maturity
                          Fwd LIBOR + 100
                          Defaults are in addition to prepayments


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                                      Banc of America Securities
                                                              [GRAPHIC OMMITTED]
All Information is Preliminary and Subject to Change

Transaction
---------------------

              Issuer C-BASS Mortgage Loan Asset-Backed Certificates Series 2004-CB1

          Collateral approx $424 Million of Home Equity Mortgage Loans

            Servicer Litton Loan Servicing LP, a subsidiary of the Seller.

     Rating Agencies S&P, Moody's and Fitch

Structure
---------------------

Credit Support
                  1- Excess Interest
                  2- Overcollateralization
                  3- Subordination

                     -----------------------------------------------------------------------------------------------
                                                                                    Initial  Initial   Stepdown
                       Class      S&P     Moody's    Fitch    Cpn Type     Amount     Size    C/E         C/E
                     -----------------------------------------------------------------------------------------------
                      Seniors     AAA       Aaa       AAA    Fixed/Float 343,633,000 81.00%   19.00%    38.00%
                        M-1        AA       Aa2       AA        Float    24,394,000  5.75%    13.25%    26.50%
                        M-2        A        A2         A        Float    21,212,000  5.00%     8.25%    16.50%
                        M-3        A-       A3        A-        Float    6,364,000   1.50%     6.75%    13.50%
                        B-1       BBB+     Baa1      BBB+       Float    5,303,000   1.25%     5.50%    11.00%
                        B-2       BBB      Baa2       BBB       Float    5,303,000   1.25%     4.25%     8.50%
                        B-3       BBB-     Baa3      BBB-       Float    5,303,000   1.25%     3.00%     6.00%
                        B-4        BB       Ba2       BB        Float    8,485,000   2.00%     1.00%     2.00%
                         OC        -         -         -          -      4,241,504   1.00%       -         -
                     --------------------------------------------------------------------------------------------
                     After the Stepdown Date the subordinates may receive
                     principal payments
                     OC is fully funded at 1.00% of original pool balance

Trigger Event        A Trigger Event exists with respect to any Distribution
                     Date on or after the Stepdown Date if either:

                     (i) The "Rolling Six Month 60+ Delinquency Percentage" equals or exceeds [40%] of the Senior Enhancement
                           Percentage; or

                     (ii)  during such period the Cumulative Realized Loss
                           Percentage exceeds the values defined below:

                     Distribution Dates             Cumulative Realized Loss Percentage
                     ------------------             -----------------------------------
                     February 2007 - January 2008              [2.50]%
                     February 2008 - January 2009              [4.00]%
                     February 2009 - January 2010              [5.20]%
                     February 2010 and thereafter              [5.50]%


Loss Coverage
---------------------

                                        Class M-1 Class M-3
                    ----------------------------------------          -----------------------------
           Scenario 1 (8.5% Cum Default)  First     First               BONY CDR Default Curves
                       M-1       M-3    Prin Loss Prin Loss             Year      FRM       ARM
                    ----------------------------------------          -----------------------------
% of Default Curves        21.50%          186%       87%                1       3.00%    3.0000%
        Cum Default         8.5%          44.8%     27.8%                2      12.00%   17.0000%
           Cum Loss         3.4%          17.9%     11.1%                3      20.00%   25.0000%
 % of Prin Received    100%      100%     99.3%     99.0%                4      25.00%   25.0000%
                WAL    5.49      7.74     6.05      12.46                5      20.00%   20.0000%
           Duration    4.92      6.35     5.33      8.82                 6      15.00%   10.0000%
        Prin Window   61-73     90-97    55-357    119-358            7 & after  5.00%   10.0000%
                    ----------------------------------------          -----------------------------

                     Fwd LIBOR
                     40% loss severity
                     12 month lag in recoveries
                     Pricing Speed
                     Trigger failing
                     Run to Maturity
                     Defaults are in addition to prepayments


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                                      Banc of America Securities
                                                              [GRAPHIC OMMITTED]
All Information is Preliminary and Subject to Change


Transaction
------------------

           Issuer C-BASS Mortgage Loan Asset-Backed Certificates
           Series 2004-CB1

       Collateral approx $424 Million of Home Equity Mortgage Loans

         Servicer Litton Loan Servicing LP, a subsidiary of the Seller.

  Rating Agencies S&P, Moody's and Fitch

Structure
------------------

Credit Support
               1- Excess Interest
               2- Overcollateralization
               3- Subordination

                     ----------------------------------------------------------------------------------------------
                                                                                    Initial  Initial   Stepdown
                       Class      S&P     Moody's    Fitch    Cpn Type     Amount     Size    C/E         C/E
                     ----------------------------------------------------------------------------------------------
                      Seniors     AAA      Aaa      AAA    Fixed/Float  343,633,000   81.00%   19.00%     38.00%
                        M-1        AA      Aa2       AA       Float      24,394,000    5.75%   13.25%     26.50%
                        M-2        A        A2       A        Float      21,212,000    5.00%   8.25%      16.50%
                        M-3        A-       A3       A-       Float      6,364,000     1.50%   6.75%      13.50%
                        B-1       BBB+     Baa1     BBB+      Float      5,303,000     1.25%   5.50%      11.00%
                        B-2       BBB      Baa2     BBB       Float      5,303,000     1.25%   4.25%      8.50%
                        B-3       BBB-     Baa3     BBB-      Float      5,303,000     1.25%   3.00%      6.00%
                        B-4        BB      Baa2      BB       Float      8,485,000     2.00%   1.00%      2.00%
                        OC         -        -        -          -        4,241,504     1.00%     -          -
                      ---------------------------------------------------------------------------------------------
                      After the Stepdown Date the subordinates may receive principal payments
                      OC is fully funded at 1.00% of original pool balance

Trigger Event     A Trigger Event exists with respect to any Distribution
                  Date on or after the Stepdown Date if either:
                  (i) The "Rolling Six Month 60+ Delinquency Percentage" equals or exceeds [40%] of the Senior Enhancement Percentage; or
                  (ii) during such period the Cumulative Realized Loss
                  Percentage exceeds the values defined below:


                  Distribution Date                   Cumulative Realized Loss Percentage
                  -----------------                   -----------------------------------
                  February 2007 - January 2008                [2.50]%
                  February 2008 - January 2009                [4.00]%
                  February 2009 - January 2010                [5.20]%
                  February 2010 and thereafter                [5.50]%


Class B-2 Loss Coverage      First Principal Loss
------------------           --------------------

                  ------------------------
                    LIBOR     CDR  Cum Loss
                  ------------------------
                    Static   11.0%   14.0%
                  Fwd LIBOR   8.7%   11.6%
                  Fwd LIBOR  +6.7%    9.4%
                  ------------------------

                  50% loss severity
                  6 month lag in recoveries
                  Trigger failing
                  Run to maturity
                  Defaults are in addition to prepayments
                  Run at Pricing Speed


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                                      Banc of America Securities
                                                              [GRAPHIC OMMITTED]
All Information is Preliminary and Subject to Change

Transaction
----------------------

               Issuer C-BASS Mortgage Loan Asset-Backed Certificates Series 2004-CB1

           Collateral approx $424 Million of Home Equity Mortgage Loans

             Servicer Litton Loan Servicing LP, a subsidiary of the Seller.

      Rating Agencies S&P, Moody's and Fitch

Structure
----------------------

Credit Support
                   1- Excess Interest
                   2- Overcollateralization
                   3- Subordination

                     ----------------------------------------------------------------------------------------------
                                                                                    Initial  Initial   Stepdown
                       Class      S&P     Moody's    Fitch    Cpn Type     Amount     Size    C/E         C/E
                     ----------------------------------------------------------------------------------------------
                        Seniors     AAA     Aaa       AAA    Fixed/Float  343,633,000  81.00%    19.00%    38.00%
                          M-1       AA      Aa2       AA        Float     24,394,000    5.75%    13.25%    26.50%
                          M-2        A      A2         A        Float     21,212,000    5.00%     8.25%    16.50%
                          M-3       A-      A3        A-        Float      6,364,000    1.50%     6.75%    13.50%
                          B-1      BBB+    Baa1      BBB+       Float      5,303,000    1.25%     5.50%    11.00%
                          B-2       BBB    Baa2       BBB       Float      5,303,000    1.25%     4.25%     8.50%
                          B-3      BBB-    Baa3      BBB-       Float      5,303,000    1.25%     3.00%     6.00%
                          B-4       BB     Baa2       BB        Float      8,485,000    2.00%     1.00%     2.00%
                           OC        -       -         -          -        4,241,504    1.00%       -         -
                    -----------------------------------------------------------------------------------------------
                    After the Stepdown Date the subordinates may receive principal payments
                    OC is fully funded at 1.00% of original pool balance

Trigger Event       A Trigger Event exists with respect to any Distribution Date on or after the Stepdown Date if either:
                    (i) The "Rolling Six Month 60+ Delinquency Percentage" equals or exceeds [40%] of the Senior Enhancement
                    Percentage; or
                    (ii) during such period the Cumulative Realized Loss
                    Percentage exceeds the values defined below:

                    Distribution Dates                   Cumulative Realized Loss Percentage
                    ------------------                   -----------------------------------
                    February 2007 - January 2008                            [2.50]%
                    February 2008 - January 2009                            [4.00]%
                    February 2009 - January 2010                            [5.20]%
                    February 2010 and thereafter                            [5.50]%


Loss Coverage                                                      First Principal Loss
----------------------                 -----------------------------------------------------------------------------
                                               25 CPR            40 CPR                      60 CPR
                      ----------------------------------------------------------------------------------------------
                           Class           CDR      Cum Loss       CDR        Cum Loss         CDR       Cum Loss
                      ----------------------------------------------------------------------------------------------
                            M-3           10.2%       13.3%       12.2%        10.1%          16.0%        8.1%
                            B-1           9.0%        12.0%       10.4%         8.8%          13.3%        6.9%
                            B-2           7.8%        10.7%       8.7%          7.5%          10.6%        5.6%
                      ----------------------------------------------------------------------------------------------


                      50% loss severity
                      12 month lag in recoveries
                      Fwd LIBOR
                      Trigger failing
                      Run to maturity
                      Defaults are in addition to prepayments


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                                      Banc of America Securities
                                                               [GRAPHIC OMITTED]
All Information is Preliminary and Subject to Change

Transaction
---------------------------------

                          Issuer C-BASS Mortgage Loan Asset-Backed Certificates

                          Series 2004-CB1

                      Collateral approx $424 Million of Home Equity Mortgage
                                 Loans

                        Servicer Litton Loan Servicing LP, a subsidiary of the
                                 Seller.

                 Rating Agencies S&P, Moody's and Fitch

Structure
---------------------------------

Credit Support

                              1- Excess Interest
                              2- Overcollateralization
                              3- Subordination

                                 ---------------------------------------------------------------------------------------------------
                                   Class    S&P   Moody's  Fitch     Cpn Type      Amount    Initial Size  Initial C/E  Stepdown C/E
                                 ---------------------------------------------------------------------------------------------------
                                  Seniors   AAA     Aaa     AAA    Fixed/Float  343,633,000     81.00%        19.00%      38.00%
                                    M-1      AA     Aa2     AA        Float      24,394,000     5.75%         13.25%      26.50%
                                    M-2      A      A2       A        Float      21,212,000     5.00%         8.25%       16.50%
                                    M-3      A-     A3      A-        Float      6,364,000      1.50%         6.75%       13.50%
                                    B-1     BBB+   Baa1    BBB+       Float      5,303,000      1.25%         5.50%       11.00%
                                    B-2     BBB    Baa2     BBB       Float      5,303,000      1.25%         4.25%        8.50%
                                    B-3     BBB-   Baa3    BBB-       Float      5,303,000      1.25%         3.00%        6.00%
                                    B-4      BB     Ba2     BB        Float      8,485,000      2.00%         1.00%        2.00%
                                     OC      -       -       -          -        4,241,504      1.00%           -            -
                                 ---------------------------------------------------------------------------------------------------

                                 After the Stepdown Date the subordinates may receive principal payments OC is fully funded at 1.00% of original pool balance

Trigger Event                    A Trigger Event exists with respect to
                                 any Distribution Date on or after the Stepdown
                                 Date if either: (i) The "Rolling Six Month 60+
                                 Delinquency Percentage" equals or exceeds [40%] of the Senior Enhancement Percentage; or (ii) during such period the Cumulative Realized Loss
                                 Percentage exceeds the values defined below:

                                 Distribution Dates                                 Cumulative Realized Loss Percentage
                                                                                    -----------------------------------
                                 February 2007 - January 2008                                      [2.50]%
                                 February 2008 - January 2009                                      [4.00]%
                                 February 2009 - January 2010                                      [5.20]%
                                 February 2010 and thereafter                                      [5.50]%


Loss Coverage                                              First Principal Loss
---------------------------------                          --------------------
                                              75% Pricing      100% Pricing       135% Pricing
                                 ----------------------------------------------------------------       --------------------------
         Forward LIBOR             Class    CDR    Cum Loss   CDR    Cum Loss    CDR    Cum Loss          Tranche    Coupon/Margin
         -------------           ----------------------------------------------------------------       --------------------------
                    Severity 40%    B-2     9.3%     12.4%    9.5%    10.2%     10.0%     8.3%              AF-1        3.75%
                                    B-3     8.1%     11.2%    8.1%     8.9%      8.2%     7.0%              AV-1        32 bps
                                 ----------------------------------------------------------------
                    Severity 65%    B-2     5.5%     13.3%    5.7%    10.8%      5.9%     8.4%              AV-2        19 bps
                                 ----------------------------------------------------------------
                                                                                                             M-1        60 bps
                                                                                                             M-2        125 bps
                                                                                                             M-3        145 bps
                                 ----------------------------------------------------------------
     LIBOR +400 after 12mos        Class    CDR    Cum Loss    CDR   Cum Loss    CDR    Cum Loss             B-1        170 bps
     ----------------------      ----------------------------------------------------------------
                    Severity 40%    B-2     8.0%     11.1%    8.1%     9.0%      8.3%     7.0%               B-2        180 bps
                                    B-3     6.9%     9.9%     6.7%     7.6%      6.6%     5.7%               B-3        350 bps
                                 ----------------------------------------------------------------
                    Severity 65%    B-2     4.9%     12.1%    4.9%     9.5%      5.0%     7.3%               B-4        400 bps
                                    B-3     4.2%     10.6%    4.1%     8.1%      4.0%     5.9%
                                 ----------------------------------------------------------------

                                 12 month lag in recoveries
                                 Trigger failing
                                 Run to maturity
                                 Defaults are in addition to prepayments
                                 Proprietary Prepayment Vectors

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                                      Banc of America Securities
                                                               [GRAPHIC OMITTED]
All Information is Preliminary and Subject to Change

Transaction
---------------------------------

                          Issuer C-BASS Mortgage Loan Asset-Backed Certificates

                          Series 2004-CB1

                      Collateral approx $424 Million of Home Equity Mortgage
                                 Loans

                        Servicer Litton Loan Servicing LP, a subsidiary of the
                                 Seller.

                 Rating Agencies S&P, Moody's and Fitch

Structure
---------------------------------

Credit Support

                              1- Excess Interest
                              2- Overcollateralization
                              3- Subordination

                                 ---------------------------------------------------------------------------------------------------
                                    Class   S&P    Moody's  Fitch    Cpn Type      Amount    Initial Size  Initial C/E  Stepdown C/E
                                 ---------------------------------------------------------------------------------------------------
                                   Seniors  AAA      Aaa     AAA   Fixed/Float  343,633,000     81.00%       19.00%        38.00%
                                     M-1     AA      Aa2     AA       Float      24,394,000     5.75%        13.25%        26.50%
                                     M-2     A       A2       A       Float      21,212,000     5.00%        8.25%         16.50%
                                     M-3     A-      A3      A-       Float      6,364,000      1.50%        6.75%         13.50%
                                     B-1    BBB+    Baa1    BBB+      Float      5,303,000      1.25%        5.50%         11.00%
                                     B-2    BBB     Baa2     BBB      Float      5,303,000      1.25%        4.25%          8.50%
                                     B-3    BBB-    Baa3    BBB-      Float      5,303,000      1.25%        3.00%          6.00%
                                     B-4     BB      Ba2     BB       Float      8,485,000      2.00%        1.00%          2.00%
                                      OC     -        -       -         -        4,241,504      1.00%          -              -
                                 ---------------------------------------------------------------------------------------------------

                                 After the Stepdown Date the subordinates may receive principal payments OC is fully funded at 1.00% of original pool balance

Trigger Event                    A Trigger Event exists with respect to
                                 any Distribution Date on or after the Stepdown
                                 Date if either: (i) The "Rolling Six Month 60+
                                 Delinquency Percentage" equals or exceeds [40%] of the Senior Enhancement Percentage; or (ii) during such period the Cumulative Realized Loss
                                 Percentage exceeds the values defined below:

                                 Distribution Dates                                 Cumulative Realized Loss Percentage
                                                                                    -----------------------------------
                                 February 2007 - January 2008                                      [2.50]%
                                 February 2008 - January 2009                                      [4.00]%
                                 February 2009 - January 2010                                      [5.20]%
                                 February 2010 and thereafter                                      [5.50]%


Loss Coverage                                                           First Principal Loss
---------------------------------
                                             75% Pricing         100% Pricing        135% Pricing
                                 --------------------------------------------------------------------------------------------------
         Forward LIBOR            Class    CDR      Cum Loss    CDR      Cum Loss    CDR     Cum Loss       Tranche   Coupon/Margin
         -------------           ---------------------------------------------------------------------   --------------------------
                    Severity 40%   M-2    13.50%     15.5%     14.60%     13.5%     16.40%     11.9%         AF-1        3.75%
                                   M-3    11.80%     14.1%     12.60%     12.1%     13.90%     10.4%         AV-1        32 bps
                                   B-1    10.40%     12.9%     10.90%     10.9%     11.80%      9.1%         AV-2        19 bps
                                   B-2    9.10%      11.7%      9.40%      9.7%     9.90%       7.8%         AV-3        50 bps
                                 ---------------------------------------------------------------------
                    Severity 65%   M-2    7.70%      16.8%      8.40%     14.3%     9.40%      12.2%          M-1        60 bps
                                   M-3    6.80%      15.2%      7.30%     12.7%     8.10%      10.7%          M-2        125 bps
                                   B-1    6.10%      13.9%      6.40%     11.4%     6.90%       9.3%          M-3        145 bps
                                   B-2    5.40%      12.6%      5.55%     10.1%     5.90%       8.0%          B-1        170 bps
                                 ---------------------------------------------------------------------
                                                                                                              B-2        180 bps
                                 ---------------------------------------------------------------------
     LIBOR +400 after 12mos       Class    CDR     Cum Loss      CDR     Cum Loss    CDR     Cum Loss         B-3        350 bps
     ----------------------      ---------------------------------------------------------------------
                    Severity 40%   M-2    11.90%     14.2%     12.80%     12.3%     14.30%     10.6%          B-4        400 bps
                                   M-3    10.30%     12.8%     10.90%     10.9%     11.90%      9.2%
                                   B-1    9.10%      11.7%      9.30%      9.6%     9.90%       7.8%
                                   B-2    7.80%      10.4%      7.90%      8.4%     8.10%       6.6%
                                 ---------------------------------------------------------------------
                    Severity 65%   M-2    6.90%      15.4%      7.40%     12.9%     8.30%      10.9%
                                   M-3    6.10%      13.9%      6.40%     11.4%     7.00%       9.4%
                                   B-1    5.40%      12.6%      5.55%     10.1%     5.90%       8.0%
                                   B-2    4.70%      11.2%      4.70%      8.7%     4.90%       6.8%
                                 ---------------------------------------------------------------------

                                 12 month lag in recoveries
                                 Trigger failing
                                 Run to maturity
                                 Defaults are in addition to prepayments


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.


                                                      Banc of America Securities
                                                               [GRAPHIC OMITTED]
CBASS 2004-CB1
Class AV-2

      Pmt Date         Period             Balance           Principal
----------------------------------------------------------------------
     2/25/2004            1             115,577,000         4,248,641
     3/25/2004            2             111,328,359         4,196,102
     4/25/2004            3             107,132,256         4,146,104
     5/25/2004            4             102,986,152         4,097,713
     6/25/2004            5              98,888,439         4,045,900
     7/25/2004            6              94,842,539         3,992,699
     8/25/2004            7              90,849,840         3,893,925
     9/25/2004            8              86,955,915         3,791,643
     10/25/2004           9              83,164,272         3,691,414
     11/25/2004          10              79,472,858         3,593,965
     12/25/2004          11              75,878,893         3,498,962
     1/25/2005           12              72,379,932         3,406,471
     2/25/2005           13              68,973,461         3,316,428
     3/25/2005           14              65,657,033         3,228,766
     4/25/2005           15              62,428,267         3,143,422
     5/25/2005           16              59,284,845         3,060,336
     6/25/2005           17              56,224,508         2,979,448
     7/25/2005           18              53,245,060         2,900,699
     8/25/2005           19              50,344,362         2,824,033
     9/25/2005           20              47,520,329         2,749,393
     10/25/2005          21              44,770,936         2,676,727
     11/25/2005          22              42,094,209         2,606,036
     12/25/2005          23              39,488,173         2,537,384
     1/25/2006           24              36,950,789         2,470,317
     2/25/2006           25              34,480,472         2,405,023
     3/25/2006           26              32,075,449         2,341,456
     4/25/2006           27              29,733,993         2,279,569
     5/25/2006           28              27,454,424         2,219,318
     6/25/2006           29              25,235,106         2,160,660
     7/25/2006           30              23,074,446         2,103,552
     8/25/2006           31              20,970,893         2,047,954
     9/25/2006           32              18,922,939         1,993,825
     10/25/2006          33              16,929,114         1,940,858
     11/25/2006          34              14,988,256         1,889,452
     12/25/2006          35              13,098,804         1,839,522
     1/25/2007           36              11,259,282         1,790,911
     2/25/2007           37               9,468,370                 0
     3/25/2007           38               9,468,370                 0
     4/25/2007           39               9,468,370                 0
     5/25/2007           40               9,468,370                 0
     6/25/2007           41               9,468,370                 0
     7/25/2007           42               9,468,370                 0
     8/25/2007           43               9,468,370           661,115
     9/25/2007           44               8,807,255           896,220
     10/25/2007          45               7,911,035           872,590
     11/25/2007          46               7,038,445           849,527
     12/25/2007          47               6,188,918           827,106
     1/25/2008           48               5,361,812           805,243
     2/25/2008           49               4,556,569           783,958
     3/25/2008           50               3,772,610           763,235
     4/25/2008           51               3,009,375           743,060
     5/25/2008           52               2,266,315           723,425
     6/25/2008           53               1,542,890           704,300
     7/25/2008           54                 838,590           685,681
     8/25/2008           55                 152,909           152,909
----------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.


                                                      Banc of America Securities
                                                               [GRAPHIC OMITTED]
CBASS 2004-CB1
Class AV-3

      Pmt Date          Period        Balance           Principal
----------------------------------------------------------------------
     2/25/2004            1              23,600,000                 0
     3/25/2004            2              23,600,000                 0
     4/25/2004            3              23,600,000                 0
     5/25/2004            4              23,600,000                 0
     6/25/2004            5              23,600,000                 0
     7/25/2004            6              23,600,000                 0
     8/25/2004            7              23,600,000                 0
     9/25/2004            8              23,600,000                 0
     10/25/2004           9              23,600,000                 0
     11/25/2004          10              23,600,000                 0
     12/25/2004          11              23,600,000                 0
     1/25/2005           12              23,600,000                 0
     2/25/2005           13              23,600,000                 0
     3/25/2005           14              23,600,000                 0
     4/25/2005           15              23,600,000                 0
     5/25/2005           16              23,600,000                 0
     6/25/2005           17              23,600,000                 0
     7/25/2005           18              23,600,000                 0
     8/25/2005           19              23,600,000                 0
     9/25/2005           20              23,600,000                 0
     10/25/2005          21              23,600,000                 0
     11/25/2005          22              23,600,000                 0
     12/25/2005          23              23,600,000                 0
     1/25/2006           24              23,600,000                 0
     2/25/2006           25              23,600,000                 0
     3/25/2006           26              23,600,000                 0
     4/25/2006           27              23,600,000                 0
     5/25/2006           28              23,600,000                 0
     6/25/2006           29              23,600,000                 0
     7/25/2006           30              23,600,000                 0
     8/25/2006           31              23,600,000                 0
     9/25/2006           32              23,600,000                 0
     10/25/2006          33              23,600,000                 0
     11/25/2006          34              23,600,000                 0
     12/25/2006          35              23,600,000                 0
     1/25/2007           36              23,600,000                 0
     2/25/2007           37              23,600,000                 0
     3/25/2007           38              23,600,000                 0
     4/25/2007           39              23,600,000                 0
     5/25/2007           40              23,600,000                 0
     6/25/2007           41              23,600,000                 0
     7/25/2007           42              23,600,000                 0
     8/25/2007           43              23,600,000                 0
     9/25/2007           44              23,600,000                 0
     10/25/2007          45              23,600,000                 0
     11/25/2007          46              23,600,000                 0
     12/25/2007          47              23,600,000                 0
     1/25/2008           48              23,600,000                 0
     2/25/2008           49              23,600,000                 0
     3/25/2008           50              23,600,000                 0
     4/25/2008           51              23,600,000                 0
     5/25/2008           52              23,600,000                 0
     6/25/2008           53              23,600,000                 0
     7/25/2008           54              23,600,000                 0
     8/25/2008           55              23,600,000           514,644
     9/25/2008           56              23,085,356           649,903
    10/25/2008           57              22,435,453           632,720
    11/25/2008           58              21,802,733           616,078
    12/25/2008           59              21,186,655           600,394
     1/25/2009           60              20,586,261           584,503
     2/25/2009           61              20,001,759           569,031
     3/25/2009           62              19,432,727           553,969
     4/25/2009           63              18,878,758           539,304
     5/25/2009           64              18,339,454           525,027
     6/25/2009           65              17,814,427           511,127
     7/25/2009           66              17,303,299           497,595
     8/25/2009           67              16,805,705           484,420
     9/25/2009           68              16,321,285           471,593
    10/25/2009           69              15,849,692           459,104
    11/25/2009           70              15,390,588           446,946
    12/25/2009           71              14,943,642           435,109
     1/25/2010           72              14,508,533           423,584
     2/25/2010           73              14,084,949           412,364
     3/25/2010           74              13,672,584           401,441
     4/25/2010           75              13,271,143           390,806
     5/25/2010           76              12,880,337           380,452
     6/25/2010           77              12,499,886           370,371
     7/25/2010           78              12,129,515           360,557
     8/25/2010           79              11,768,958           351,002
     9/25/2010           80              11,417,956           341,699
    10/25/2010           81              11,076,257           332,642
    11/25/2010           82              10,743,615           323,824
    12/25/2010           83              10,419,791           315,240
     1/25/2011           84              10,104,551           306,814
     2/25/2011           85               9,797,737           298,679
     3/25/2011           86               9,499,058           290,759
     4/25/2011           87               9,208,299           283,048
     5/25/2011           88               8,925,250           275,541
     6/25/2011           89               8,649,709           268,233
     7/25/2011           90               8,381,476           261,117
     8/25/2011           91               8,120,360         8,120,360
 ----------------------------------------------------------------------

                                                      Banc of America Securities
                                                               [GRAPHIC OMITTED]
All Information is Preliminary and Subject to Change

Transaction
---------------------------------

                          Issuer C-BASS Mortgage Loan Asset-Backed Certificates

                          Series 2004-CB1

                      Collateral approx $424 Million of Home Equity Mortgage
                                 Loans

                        Servicer Litton Loan Servicing LP, a subsidiary of the
                                 Seller.

                 Rating Agencies S&P, Moody's and Fitch

Structure
---------------------------------

Credit Support

                              1- Excess Interest
                              2- Overcollateralization
                              3- Subordination

                                 ---------------------------------------------------------------------------------------------------
                                                                                                                           Stepdown
                                   Class    S&P    Moody's   Fitch     Cpn Type       Amount    Initial Size  Initial C/E    C/E
                                 ---------------------------------------------------------------------------------------------------
                                  Seniors   AAA      Aaa      AAA    Fixed/Float   343,633,000     81.00%        19.00%     38.00%
                                    M-1      AA      Aa2      AA        Float       24,394,000     5.75%         13.25%     26.50%
                                    M-2      A       A2        A        Float       21,212,000     5.00%         8.25%      16.50%
                                    M-3      A-      A3       A-        Float       6,364,000      1.50%         6.75%      13.50%
                                    B-1     BBB+    Baa1     BBB+       Float       5,303,000      1.25%         5.50%      11.00%
                                    B-2     BBB     Baa2      BBB       Float       5,303,000      1.25%         4.25%       8.50%
                                    B-3     BBB-    Baa3     BBB-       Float       5,303,000      1.25%         3.00%       6.00%
                                    B-4      BB      Ba2      BB        Float       8,485,000      2.00%         1.00%       2.00%
                                     OC      -        -        -          -         4,241,504      1.00%           -           -
                                 ---------------------------------------------------------------------------------------------------

                                 After the Stepdown Date the subordinates may receive principal payments OC is fully funded at 1.00% of original pool balance

Trigger Event                    A Trigger Event exists with respect to
                                 any Distribution Date on or after the Stepdown
                                 Date if either: (i) The "Rolling Six Month 60+
                                 Delinquency Percentage" equals or exceeds [40%] of the Senior Enhancement Percentage; or (ii) during such period the Cumulative Realized Loss
                                 Percentage exceeds the values defined below:

                                 Distribution Dates                                 Cumulative Realized Loss Percentage
                                                                                    -----------------------------------
                                 February 2007 - January 2008                                      [2.50]%
                                 February 2008 - January 2009                                      [4.00]%
                                 February 2009 - January 2010                                      [5.20]%
                                 February 2010 and thereafter                                      [5.50]%


Class M-2 Loss Coverage                                                                 Yield goes to 0%
-----------------------                                                                 ----------------

                                                    ------------------------------------------------------------
                                                        Class                         CDR          Cum Loss
                                                    ------------------------------------------------------------
                                                    Forward LIBOR                    13.9%          16.6%
                                                    ------------------------------------------------------------
                                                    Forward LIBOR + 200              12.8%          15.7%
                                                    ------------------------------------------------------------

                                                    12 month lag in recoveries
                                                    Severity 50%
                                                    Trigger failing
                                                    Run to maturity
                                                    Run at Pricing Speed

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                                      Banc of America Securities
                                                               [GRAPHIC OMITTED]
All Information is Preliminary and Subject to Change

Transaction
-------------------------------

                        Issuer C-BASS Mortgage Loan Asset-Backed Certificates

                        Series 2004-CB1

                    Collateral approx $424 Million of Home Equity Mortgage Loans

                      Servicer Litton Loan Servicing LP, a subsidiary of the
                               Seller.

               Rating Agencies S&P, Moody's and Fitch

Structure
-------------------------------

  Credit Support

                            1- Excess Interest
                            2- Overcollateralization
                            3- Subordination

                               -----------------------------------------------------------------------------------------------------
                                                                                                                            Stepdown
                                  Class     S&P   Moody's    Fitch     Cpn Type     Amount     Initial Size  Initial C/E      C/E
                               -----------------------------------------------------------------------------------------------------
                                 Seniors    AAA     Aaa       AAA    Fixed/Float  343,633,000     81.00%        19.00%       38.00%
                                   M-1       AA     Aa2       AA        Float     24,394,000      5.75%         13.25%       26.50%
                                   M-2       A       A2        A        Float     21,212,000      5.00%         8.25%        16.50%
                                   M-3       A-      A3       A-        Float      6,364,000      1.50%         6.75%        13.50%
                                   B-1      BBB+    Baa1     BBB+       Float      5,303,000      1.25%         5.50%        11.00%
                                   B-2      BBB     Baa2      BBB       Float      5,303,000      1.25%         4.25%        8.50%
                                   B-3      BBB-    Baa3     BBB-       Float      5,303,000      1.25%         3.00%        6.00%
                                   B-4       BB     Baa2      BB        Float      8,485,000      2.00%         1.00%        2.00%
                                   OC        -       -         -          -        4,241,504      1.00%           -            -
                               -----------------------------------------------------------------------------------------------------

                               After the Stepdown Date the subordinates may receive principal payments OC is fully funded at 1.00% of original pool balance

  Trigger Event                A Trigger Event exists with respect to any
                               Distribution Date on or after the Stepdown Date if either: (i) The "Rolling Six Month 60+
                               Delinquency Percentage" equals or exceeds [40%] of the Senior Enhancement Percentage; or (ii) during such period the Cumulative Realized Loss
                               Percentage exceeds the values defined below:

                               Distribution Dates                                             Cumulative Realized Loss Percentage
                                                                                              -----------------------------------
                               February 2007 - January 2008                                                  [2.50]%
                               February 2008 - January 2009                                                  [4.00]%
                               February 2009 - January 2010                                                  [5.20]%
                               February 2010 and thereafter                                                  [5.50]%


Loss Coverage                                              First Principal Loss
-------------------------------             ---------------------------------------------------
                                                      Fwd LIBOR            Fwd LIBOR + 200

                               ----------------------------------------------------------------
                                       Class       CDR       Cum Loss     CDR        Cum Loss
                               ----------------------------------------------------------------
                                        B-1        8.1%       13.2%       6.4%         10.8%
                                        B-2        7.2%       12.0%       5.6%          9.7%
                                        B-3        6.3%       10.7%       4.8%          8.5%
                               ----------------------------------------------------------------

                               60% loss severity
                               6 month lag in recoveries
                               Trigger failing
                               Run to maturity
                               Defaults are in addition to prepayments
                               Run at Pricing Speed

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